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[ASTA FUNDING INC LOGO]                                             Exhibit 99.1

      NASDAQ: ASFI

                                           FOR IMMEDIATE RELEASE
CONTACT:
                                           Stephen D. Axelrod, CFA
Mitchell Cohen, CFO                        Andria Arena (Media)
ASTA FUNDING, INC.                         WOLFE AXELROD WEINBERGER ASSOC. LLC
(201) 567-5648                             (212) 370-4500; (212) 370-4505 (Fax)
                                           steve@wolfeaxelrod.com

              ASTA FUNDING ANNOUNCES ACCELERATED VESTING OF OPTIONS

ENGLEWOOD CLIFFS, NJ, OCTOBER 5, 2005 -- ASTA FUNDING, INC., (NASDAQ: ASFI), A LEADING CONSUMER RECEIVABLE ASSET MANAGEMENT AND LIQUIDATION COMPANY, today announced that its Board of Directors, at its meeting on September 30, 2005, accelerated the vesting of unvested stock options previously awarded to employees, officers and directors in light of new accounting regulations that is effective as of the beginning of the Company's fiscal year ended September 30, 2006. The effective date of the accelerated vesting was September 30, 2005.

In order to prevent unintended personal benefits to employees, officers and directors, the Board imposed restrictions on any shares received through the exercise of accelerated options held by those individuals. These restrictions prevent the sale of any stock obtained through exercise of an accelerated option prior to the earlier of the original vesting date or the individual's termination of employment.

The primary purpose of the accelerated vesting is to eliminate compensation expense the Company would otherwise recognize in its income statement with respect to these accelerated stock options based upon the adoption of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2005), Share-Based Payment ("SFAS 123R"). SFAS 123R is effective as of the beginning of the first annual reporting period that begins after June 15, 2005, and will require that compensation expense associated with stock options be recognized in the income statement, rather than a disclosure in the notes to the Company's consolidated financial statements.

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Based in Englewood Cliffs, NJ, ASTA FUNDING, INC., is a leading consumer receivable asset management company that specializes in the purchase, management and liquidation of performing and non-performing consumer receivables. For additional information, please visit our website at http://www.astafunding.com.

                                                                        - MORE -


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                  210 Sylvan Avenue, Englewood Cliffs, NJ 07632
                       (201) 567-5648, (201) 567-2203 fax

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Except for historical information contained herein, the matters set forth in this news release are "forward-looking" statements (as defined in the Private Securities Litigation Reform Act of 1995.) Although Asta Funding, Inc. believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from Asta Funding, Inc.'s expectations. Factors that could contribute to such differences include those identified in Asta Funding, Inc.'s Form 10-K for the fiscal year ended September 30, 2004, and those described from time to time in Asta Funding, Inc.'s other filings with the Securities and Exchange Commission, news releases and other communications, including that Asta may not be able to purchase consumer receivable portfolios at favorable prices or on sufficiently favorable terms or at all. Asta Funding, Inc.'s reports with the Securities and Exchange Commission are available free of charge through its website at http://www.astafunding.com.


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